UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08238

Morgan Stanley India Investment Fund, Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2022

Item 1 - Report to Shareholders

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley India Investment Fund, Inc. NYSE: IIF

Semi-Annual Report

June 30, 2022

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Table of Contents

Letter to Stockholders	3
Performance Summary	6
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Investment Advisory Agreement Approval	21
Portfolio Management	24
Investment Policy	25
Dividend Reinvestment and Cash Purchase Plan	29
U.S. Customer Privacy Notice	30
Director and Officer Information	Back Cover

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2022, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had total returns of -15.30%, based on net asset value, and -16.29% based on market value per share (including reinvestment of distributions), compared to its benchmark, the MSCI India Index (the "Index"), which returned -15.25%. On June 30, 2022, the closing price of the Fund's shares on the New York Stock Exchange was $22.35, representing a 16.6% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The Fund underperformed the Index for the six-month period ended June 30, 2022. The main positive contributors were our stock selection in financial services and consumer discretionary, an underweight position in information technology and an overweight in consumer discretionary.

•  Negative contributions came from stock selection in health care and information technology, an overweight allocation to real estate and an underweight in utilities.

Management Strategies

•  COVID-19, lockdowns and inflation: COVID-19 and its broader impact has been the defining theme since 2020. India experienced a third wave in January-February 2022 and a sustained recovery has been reported on both the COVID-19 and economic fronts since then. Like the second wave, the Union government didn't resort to a national lockdown and few mobility restrictions were implemented at the local level as well, which softened the blow to the economy. The vaccination pace picked up dramatically as the scope of the vaccination program has been gradually widened. A total of 1.98 billion vaccine doses have been administered to date.i Since March 2022, prolonged geopolitical tensions and a sharp rise in inflation across the globe, including India, have been observed. The Reserve Bank of India (RBI) expects gross domestic product (GDP) to expand 7.2% in fiscal year 2023 on the back of these concerns.ii The Indian government has taken several steps to soften the social and economic impact of the pandemic and subsequent inflationary environment, which include providing free food to the poor, initiating structural reforms and ensuring credit flow to stressed sections. The fiscal stance continues to be growth-oriented, a shift from earlier fiscal conservatism, as reflected in the Union budget presented in February. The RBI is the authority tackling inflation as it hiked policy rates by 90 basis points (bps)iii during the period and changed its stance to "remain focused on withdrawal of accommodation to ensure that inflation remains within the target going forward, while supporting growth." In this way, it has suggested calibrated monetary policy tightening going forward. These steps should help tame inflation, and we believe that conditions are likely to improve in the second half of 2022. Crude oil prices (India is a big importer) rose sharply, up 47.6% during the period on the back of heightened geopolitical tensions across the globe.iv India's current account deficit rose sharply (to $30 billion) in the June 2022 quarter due to strengthening domestic demand (improving imports) and stronger oil prices.v Indian currency showed a depreciation bias, with 6.2% depreciation against the U.S. dollar during the period.vi Headline consumer price index (CPI) inflation remained outside of the RBI's stated target band of 2% to 6% during the period. Equity markets seem to be worried about the macroeconomic concerns of rising inflation and interest rates, which resulted in defensive

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Letter to Stockholders (cont'd)

sectors like energy and utilities outperforming the benchmark. With efforts from the government and RBI, we believe the macroeconomic situation may start gradually normalizing over the next two to three quarters. We believe this trend could also be reflected in broader market performance and lead to a recovery in performance.

•  Economic indicators showing sustained uptick: Consumption picked up from February 2022, as the impact of the third COVID-19 wave receded. Economic indicators that we consider representative of the domestic macroeconomic situation in India bottomed out in February 2022 and have reported a sustained uptick since then. There has been sequential improvement in electricity generation, diesel demand and credit card loans. Looking ahead, we are optimistic that continued efforts (on the health and economic fronts) by the government and gradual monetary tightening in the financial system can help sustain consumer sentiment, improve corporate balance sheets in due course and aid the domestic consumption story.

•  Defensives outperformed: Broader markets have corrected during the period since January 2022. On a sector basis, defensive sectors like utilities and energy outperformed the benchmark. The number of stocks outperforming the NIFTY 50 Index, a gauge of India's blue-chip stocks, dipped to 24 in the first half of 2022,vii indicating narrow-based performance in the market. The NSE NIFTY Midcap 100 Index and NSE Nifty Smallcap 100 Index underperformed the large-cap NIFTY 50 Index over the January to June 2022 period.viii While a decline was noted in monthly mutual fund systematic investment plan (SIP) contributions after March 2022, SIP numbers have since remained range-bound. Despite elevated outflows from foreign institutional investors, domestic inflows have been quite strong during the period.

•  Political stability: In 2019, the incumbent Bharatiya Janata Party came back with a stronger mandate and absolute majority (303 out of 542 seats) in the May 2019 national general elections.ix Mr. Narendra Modi continues his second term as the prime minister with an absolute majority in the lower house of parliament. Major reforms in the country have happened amid the crisis, and the government utilized the opportunity created by the COVID-19 crisis last year to undertake structural reforms in agriculture and labor and refocus on manufacturing by introducing a production-linked incentive scheme. The Union budget reaffirmed the government's changed stance from fiscal conservatism to growth orientation. The focus remains on supply-side reforms through i) further incentivizing localization, ii) monetizing government assets, iii) creating better social infrastructure and iv) improving the health of the financial sector with the objective of kickstarting the investment cycle, which we believe are critical for India's medium-term growth prospects.

While the government has announced reforms and livelihood support, direct budgetary spending has been directed toward infrastructure creation, which may auger well in the medium to long term. We expect judicious and targeted fiscal actions, depending upon the evolving situation, to get the economy back on track. This becomes even more imperative as we approach major state elections in 2023 and national elections in 2024.

•  Growth momentum drivers: Heightened geopolitical tensions and rising inflation occurred when the economy was just recovering from three COVID-19 waves. We believe that more steps will likely be taken in due course by the government and central bank to balance growth objectives and price stability. Much also depends on how quickly global commodities cool off

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Letter to Stockholders (cont'd)

from elevated levels. Many structural reforms have been undertaken in the past seven years (Goods and Services Tax, Insolvency and Bankruptcy Code, etc.), and we believe the government will likely continue to undertake the deep-rooted factor market reforms required to provide a positive impulse to economic growth momentum.

Markets did record a gradual sell-off for most of the period on the back of inflation and growth concerns. India, as part of its massive vaccination plan, has vaccinated most of its population and we are confident that concerns on the health front are firmly behind. We are optimistic about the portfolio performance, as various steps taken by the government and RBI are likely to start bearing fruit. We expect the key themes of domestic growth, exports, consumption and improved corporate profitability (helped by improvements on the health front, benign demand environment, balance sheet repair and corporate tax rate cuts) to help drive performance over the next few quarters.

•  At the close of the period, relative to the index the Fund was overweight financials, consumer discretionary and health care, and underweight energy, consumer staples and utilities.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2022

i Source: Ministry of Health and Family Welfare

ii Source: Reserve Bank of India

iii One basis point = 0.01%

iv Source: Bloomberg L.P. and Morgan Stanley Investment Management Inc., as of June 2022.

v Source: Reserve Bank of India and J.P. Morgan, as of June 2022.

vi Source: Bloomberg L.P. and Morgan Stanley Investment Management Inc., as of June 2022.

vii Source: Bloomberg L.P. and Morgan Stanley Investment Management Inc., as of June 2022. The NIFTY 50 Index measures the performance of 50 large-cap stocks from 13 sectors. It is not possible to invest directly in an index.

viii Source: Bloomberg L.P. and Morgan Stanley Investment Management Inc., as of June 2022. The NIFTY Midcap 100 Index measures the performance of mid-cap stocks in India. The NIFTY Smallcap 100 Index measures the performance of small-cap stocks in India. It is not possible to invest directly in an index.

ix Source: Election Commission of India, as of May 2019.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Performance Summary

Average Annual Total Returns as of June 30, 2022(1)
	6 Month*	One Year	Five Years	Ten Years
NAV	-15.30%	-2.99%	2.10%	9.80%
Market price	-16.29%	-6.14%	0.81%	8.77%
MSCI India Index(2)	-15.25%	-4.80%	7.25%	8.14%

* Cumulative return

Performance data quoted in the table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund's dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/closedendfundsshareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions.

Distributions
Total Distributions per share for the period	—
Current Distribution Rate at NAV(3)	—
Current Distribution Rate at Market Price(3)	—
% Premium/(Discount) to NAV(4)	(16.60)%

(1)  All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(2)  The MSCI India Index is a free-float adjusted market capitalization weighted index that is designed to measure the performance of the large and mid cap segments of the Indian market. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Distribution Rate is based on the Fund's last regular distribution per share in the period (annualized) divided by the Fund's NAV or market price at the end of the period. The Fund's distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The Fund's distributions are determined by the investment adviser based on its current assessment of the Fund's long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(4)  The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (99.0%)
Auto Components (4.7%)
Balkrishna Industries Ltd.	184,560	$5,046
Bharat Forge Ltd.	1,006,528	8,336
		13,382
Automobiles (9.8%)
Bajaj Auto Ltd.	149,625	7,047
Eicher Motors Ltd.	236,548	8,404
Mahindra & Mahindra Ltd.	909,242	12,646
		28,097
Banks (23.4%)
Axis Bank Ltd. (a)	2,171,047	17,586
Federal Bank Ltd.	5,322,362	6,106
HDFC Bank Ltd. ADR	108,692	5,974
ICICI Bank Ltd.	3,060,121	27,492
State Bank of India	1,719,915	10,200
		67,358
Chemicals (5.9%)
Aarti Industries Ltd.	391,598	3,478
Asian Paints Ltd.	172,122	5,893
SRF Ltd.	261,170	7,480
		16,851
Construction & Engineering (1.6%)
KEC International Ltd.	936,084	4,651
Construction Materials (1.6%)
Shree Cement Ltd.	19,569	4,729
Consumer Finance (8.2%)
Cholamandalam Investment and Finance Co., Ltd.	1,166,109	9,186
Mahindra & Mahindra Financial Services Ltd.	3,987,237	8,894
SBI Cards & Payment Services Ltd.	570,358	5,564
		23,644
Food & Staples Retailing (0.9%)
Medplus Health Services Ltd. (a)	275,634	2,686
Health Care Providers & Services (1.6%)
Apollo Hospitals Enterprise Ltd.	98,684	4,617
Hotels, Restaurants & Leisure (2.3%)
MakeMyTrip Ltd. (a)	254,801	6,543
	Shares	Value (000)
Information Technology Services (11.9%)
Infosys Ltd.	1,450,060	$26,952
Tech Mahindra Ltd.	583,086	7,417
		34,369
Insurance (5.9%)
ICICI Prudential Life Insurance Co., Ltd.	646,013	4,014
SBI Life Insurance Co., Ltd.	712,554	9,785
Star Health & Allied Insurance Co. Ltd. (a)	531,464	3,291
		17,090
Oil, Gas & Consumable Fuels (8.6%)
Reliance Industries Ltd.	745,329	24,610
Personal Products (2.6%)
Godrej Consumer Products Ltd. (a)	770,373	7,414
Pharmaceuticals (4.9%)
Alkem Laboratories Ltd.	172,633	6,565
Gland Pharma Ltd. (a)	223,612	7,670
		14,235
Real Estate Management & Development (1.7%)
Sobha Ltd.	681,134	5,000
Thrifts & Mortgage Finance (3.4%)
Aavas Financiers Ltd. (a)	166,828	4,273
Home First Finance Co., India Ltd. (a)	579,567	5,470
		9,743
TOTAL COMMON STOCKS (Cost $232,996)		285,019
SHORT-TERM INVESTMENT (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost $2,005)	2,005,210	2,005
TOTAL INVESTMENTS (99.7%) (Cost $235,001) (b)(c)		287,024
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)		1,005
NET ASSETS (100.0%)		$288,029

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $272,502,000 and 94.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Portfolio of Investments (cont'd)

(c)  At June 30, 2022, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $65,271,000 and the aggregate gross unrealized depreciation is approximately $13,248,000, resulting in net unrealized appreciation of approximately $52,023,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	23.5%
Other*	21.2
Information Technology Services	12.0
Automobiles	9.8
Oil, Gas & Consumable Fuels	8.6
Consumer Finance	8.2
Insurance	5.9
Chemicals	5.9
Pharmaceuticals	4.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Financial Statements

Statement of Assets and Liabilities	June 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $232,996)	$285,019
Investment in Security of Affiliated Issuer, at Value (Cost $2,005)	2,005
Total Investments in Securities, at Value (Cost $235,001)	287,024
Foreign Currency, at Value (Cost $7,170)	7,067
Dividends Receivable	355
Receivable for Investments Sold	50
Tax Reclaim Receivable	3
Receivable from Affiliate	2
Due from Broker	—	@
Other Assets	33
Total Assets	294,534
Liabilities:
Deferred Capital Gain Country Tax	5,905
Payable for Advisory Fees	267
Repurchase of Shares	228
Payable for Custodian Fees	57
Payable for Professional Fees	13
Payable for Administration Fees	8
Payable for Stockholder Servicing Agent Fees	3
Other Liabilities	24
Total Liabilities	6,505
Net Assets
Applicable to 10,746,876 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$288,029
Net Asset Value Per Share	$26.80
Net Assets Consist of:
Common Stock	$107
Paid-in-Capital	208,106
Total Distributable Earnings	79,816
Net Assets	$288,029

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2022 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $215 of Foreign Taxes Withheld)	$722
Dividends from Security of Affiliated Issuer (Note E)	4
Total Investment Income	726
Expenses:
Advisory Fees (Note B)	1,769
Custodian Fees (Note D)	143
Administration Fees (Note C)	129
Professional Fees	74
Stockholder Reporting Expenses	18
Stockholder Servicing Agent Fees	8
Directors' Fees and Expenses	2
Other Expenses	18
Total Expenses	2,161
Waiver of Administration Fees (Note C)	(78)
Rebate from Morgan Stanley Affiliate (Note E)	(1)
Net Expenses	2,082
Net Investment Loss	(1,356)
Realized Gain (Loss):
Investments Sold (Net of $746 of Capital Gain Country Tax)	20,754
Foreign Currency Translation	(177)
Net Realized Gain	20,577
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $5,948)	(73,677)
Foreign Currency Translation	211
Net Change in Unrealized Appreciation (Depreciation)	(73,466)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(52,889)
Net Decrease in Net Assets Resulting from Operations	$(54,245)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2022 (unaudited) (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,356)	$(2,387)
Net Realized Gain	20,577	34,767
Net Change in Unrealized Appreciation (Depreciation)	(73,466)	49,452
Net Increase (Decrease) in Net Assets Resulting from Operations	(54,245)	81,832
Dividends and Distributions to Stockholders	—	(11,058)
Capital Share Transactions:
Repurchase of Shares (298,348 and 274,507 shares)	(7,213)	(7,066)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,213)	(7,066)
Total Increase (Decrease)	(61,458)	63,708
Net Assets:
Beginning of Period	349,487	285,779
End of Period	$288,029	$349,487

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2022		Year Ended December 31,
	(unaudited)		2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$31.64		$25.25		$23.39		$23.52		$37.32		$29.36
Net Investment Income (Loss)(1)	(0.12)		(0.21)		(0.08)		0.02		(0.04)		(0.10)
Net Realized and Unrealized Gain (Loss)	(4.85)		7.50		1.92		(0.17)		(7.83)		13.06
Total from Investment Operations	(4.97)		7.29		1.84		(0.15)		(7.87)		12.96
Distributions from and/or in excess of:
Net Investment Income	—		—		(0.00	)(2)	—		(0.02)		—
Net Realized Gain	—		(1.00)		—		(0.03)		(6.07)		(5.05)
Total Distributions	—		(1.00)		(0.00)		(0.03)		(6.09)		(5.05)
Anti-Dilutive Effect of Share Repurchase Program	0.13		0.10		0.02		0.05		0.16		0.05
Net Asset Value, End of Period	$26.80		$31.64		$25.25		$23.39		$23.52		$37.32
Per Share Market Value, End of Period	$22.35		$26.70		$21.21		$19.89		$20.05		$33.15
TOTAL INVESTMENT RETURN:(3)
Market Value	(16.29	)%(6)	30.42%		6.65%		(0.66)%		(21.95)%		48.83%
Net Asset Value	(15.30	)%(6)	29.82%		7.97%		(0.42)%		(18.68)%		46.21%
RATIOS TO AVERAGE NET ASSETS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$288,029		$349,487		$285,779		$313,383		$320,523		$531,409
Ratio of Expenses Before Expenses Waived by Administrator	1.35	%(7)	1.33%		1.41%		1.33%		1.35%		1.44%
Ratio of Expenses After Expenses Waived by Administrator	1.30	%(4)(7)	1.28	%(4)	1.37	%(4)	1.28	%(4)	1.30	%(4)	1.39	%(4)
Ratio of Net Investment Income (Loss)	(0.85	)%(4)(7)	(0.73	)%(4)	(0.40	)%(4)	0.10	%(4)	(0.13	)%(4)	(0.27	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	14	%(6)	41%		46%		57%		35%		47%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)  The Ratio of Expenses After Expenses Waived by Administrator and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Notes to Financial Statements

The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), and sub-adviser, Morgan Stanley Investment Management Company (the "Sub-Adviser"), seek long-term capital appreciation through investments primarily in equity securities of Indian issuers.

A.  Significant Accounting Policies:  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter

("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser or Sub-Adviser, each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Notes to Financial Statements (cont'd)

readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement:  Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Notes to Financial Statements (cont'd)

investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$—	$13,382	$—	$13,382
Automobiles	—	28,097	—	28,097
Banks	5,974	61,384	—	67,358
Chemicals	—	16,851	—	16,851
Construction & Engineering	—	4,651	—	4,651
Construction Materials	—	4,729	—	4,729
Consumer Finance	—	23,644	—	23,644
Food & Staples Retailing	—	2,686	—	2,686
Health Care Providers & Services	—	4,617	—	4,617
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Hotels, Restaurants & Leisure	$6,543	$—	$—	$6,543
Information Technology Services	—	34,369	—	34,369
Insurance	—	17,090	—	17,090
Oil, Gas & Consumable Fuels	—	24,610	—	24,610
Personal Products	—	7,414	—	7,414
Pharmaceuticals	—	14,235	—	14,235
Real Estate Management & Development	—	5,000	—	5,000
Thrifts & Mortgage Finance	—	9,743	—	9,743
Total Common Stocks	12,517	272,502	—	285,019
Short-Term Investment
Investment Company	2,005	—	—	2,005
Total Assets	$14,522	$272,502	$—	$287,024

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments:  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Notes to Financial Statements (cont'd)

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis, if any. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees:  The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Notes to Financial Statements (cont'd)

Agreement, calculated weekly and payable monthly, at an annual rate of 1.10% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2022, approximately $78,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees:  State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S.

Government securities and short-term investments were approximately $44,706,000 and $62,271,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2022, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the six months ended June 30, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,964	$23,138	$23,097	$4
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2022 (000)
Liquidity Funds	$—	$—	$2,005

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2022, the Fund did not engage in any cross-trade transactions.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Notes to Financial Statements (cont'd)

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,021	$8,037	$43	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,815	$13,713

During the year ended December 31, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $5,376,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2021, the Fund intends to defer to January 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$162	$—

G.  Other: Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Notes to Financial Statements (cont'd)

ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

As permitted by the Fund's offering prospectus, on August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended June 30, 2022, the Fund repurchased 298,348 of its shares at an average discount of 16.71% from NAV. Since the inception of the program, the Fund has repurchased 13,395,196 of its shares at an average discount of 20.55% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im/closedendfundsshareholderreports.

At June 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 33.4%.

H.  Results of Annual Meeting of Stockholders: On June 24, 2022, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frances L. Cashman	8,340,342	621,387
Eddie A. Grier	8,346,016	615,713
Jakki L. Haussler	8,346,844	614,885

I.  Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im/closedendfundsshareholderreports. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the three-year period but better than its peer group average for the one- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was equal to its peer group average and actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Investment Advisory Agreement Approval (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Investment Advisory Agreement Approval (cont'd)

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's Portfolio is Amay Hattangadi, Managing Director of the Sub-Adviser.

Mr. Hattangadi has been associated with the Sub-Adviser in an investment management capacity since 1997 and began managing the Fund in March 2019. Mr. Hattangadi will remain a portfolio manager of the Fund, and works closely with lead analyst Saurabh Mishra along with other Mumbai base investment analysts.

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of MSIM Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Investment Policy

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Investment Policy (cont'd)

or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws;

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Investment Policy (cont'd)

regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund's operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund's ability to sell securities to meet redemptions.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund's portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Investment Policy (cont'd)

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions ("Distributions") will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1 (800) 231-2608

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

U.S. Customer Privacy Notice  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

U.S. Customer Privacy Notice (cont'd)  April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley India Investment Fund, Inc.

June 30, 2022 (unaudited)

U.S. Customer Privacy Notice (cont'd)  April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Directors

Frances L. Cashman
Nancy C. Everett
Eddie A. Grier
Jakki L. Haussler
Joseph J. Kearns
Patricia A. Maleski

Officers

John H. Gernon
President and Principal Executive Officer

Deidre A. Downes
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im/closedendfundsshareholderreports. All investments involve risks, including the possible loss of principal.

© 2022 Morgan Stanley

CEIIFSAN 4822880 EXP 08.31.23

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 31, 2022	14,903		N/A	N/A
February 28, 2022	47,812		N/A	N/A
March 31, 2022	50,640		N/A	N/A
April 30, 2022	54,384		N/A	N/A
May 31, 2022	45,853		N/A	N/A
June 30, 2022	84,756		N/A	N/A
Total	298,348	$24.15	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the Semi-Annual period June 30 2022, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Morgan Stanley India Investment Fund, Inc	NA	NA	NA	NA	NA	NA	NA	NA	NA

[1]	Gross income includes income from the reinvestment of cash collateral.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

(b)	Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 13. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley India Investment Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2022

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
August 17, 2022